N A S D A Q : H E A R Safe Harbor Statement Forward-Looking Information This presentation includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are statements that are not historical facts including statements about our beliefs and expectations and statements, and may contain the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “foresee,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein, including but not limited to, the application of quarter-end and year-end accounting procedures and adjustments, risks related to the Company’s liquidity and financial position, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the implementation of any businesses we acquire, our indebtedness, the outcome of our previously announced HyperSound strategic review process, and the other factors discussed in our public filings, including the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other periodic reports filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, Turtle Beach Corporation (the “Company”) undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. All of the forward-looking statements in this presentation are qualified by such cautionary statements, and subject to the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures This presentation contains certain financial measures, including adjusted EBITDA and non-GAAP earnings per share (“EPS”), that are not calculated under the standards or rules of U.S. GAAP, which are referred to as "non-GAAP financial measures." These non-GAAP financial measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP financial measures ire not measurements of financial performance or liquidity under GAAP and should not be considered an alternative to the Company’s other financial information determined under GAAP. Management believes that these non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operations. Non-GAAP EPS is defined as EPS less $1.45 per diluted share in year-to-date goodwill impairment charges and inventory reserves associated with the HyperSound restructuring. The Adjusted EBITDA outlook for the fourth quarter and full year 2016 has not been reconciled with the Company’s net loss outlook for the same periods because of the variability, complexity and lack of visibility with respect to certain reconciling items between adjusted EBITDA and net loss, including other income (expense), provision for income taxes and stock-based compensation. These items cannot be reasonably and accurately predicted without the investment of undue time, cost and other resources and, accordingly, a reconciliation of the Company’s adjusted EBITDA outlook to its net loss outlook for such periods is not available without unreasonable effort. These reconciling items could be material to the Company’s actual results for such periods. © 2016 Turtle Beach Corporation. All Rights Reserved. 1

TURTLE BEACH CORPORATION NASDAQ: HEAR

Who We Are

- **Turtle Beach** is a premier audio innovation company with a 40-year legacy of creating new audio categories
- Longstanding, **#1 brand for gaming headsets** with **42% share** of the U.S. market[1]
- Positioned for **renewed revenue and profit growth** as major industry product cycle continues
- We have created an **entirely new audio market** for directional sound with HyperSound Clear™ 500P and HyperSound Glass



1) Based on U.S. NPD market data, revenue share for 2015.

2

Leading Gaming Headset Business & Transformational New Directed Audio Technology

TURTLE BEACH CORPORATION NASDAQ: HEAR

TURTLE BEACH® | HYPERSOUND™

	Headsets	HyperSound
Overview	Market share leader with large, loyal customer base	Breakthrough audio technology that allows directed placement of sound
Markets	Console Gaming, PC Gaming, Mobile, Virtual Reality	Healthcare, Commercial, Consumer, Licensing
Catalysts	Leading product portfolio for new-gen consoles	Evolving to a licensed model

3

Tracking Towards 2016 Management Objectives

TURTLE BEACH CORPORATION NASDAQ: HEAR

- **Significantly improve profitability of headset business (~5X EBITDA improvement)**
  - ✓ Drive overall growth, offsetting expected $20M+ YoY decline in old-gen revenues with new-gen increases
  - ✓ Continue to improve headset gross margins to achieve ~30% for the year
  - ✓ Improve international performance in spite of strong dollar impact
  - ✓ Manage OpEx to improve headset adjusted EBITDA to ~$12.5M+ (~5x increase)
- **Move HyperSound business towards cash flow breakeven**
  - ✓ Continue to drive additional advancements in technology and HyperSound intellectual property
  - ✓ Manage costs carefully to have HyperSound adjusted EBITDA less than $(11)M
  - ✓ Strategic options process underway to explore business model modifications
- **Targeting positive consolidated adjusted EBITDA of $1-$3M for 2016**

4

N A S D A Q : H E A R 1) Prior guidance as of Aug 8, 2016. 2) Guidance updated and effective on Nov 10, 2016. 3) Delta reflects midpoint of the outlook. 4) Excludes $1.30 for goodwill impairment and $0.15 for inventory reserve charges associated with the HyperSound restructuring. 2016 Outlook 5 ($ in millions) Prior¹ Revised² % ∆³ Management Commentary Revenue: New-Gen $154-$161 $157-$163 7% 27-31% growth from 2015 Old-Gen $8-$10 $7-$9 (11)% 71-77% decline from 2015 Other $5 $5 - Opportunity for international growth HyperSound $1-$2 $1 (83)% Slower than expected ramp, lower spend on sales & marketing Total Revenue $168-$178 $170-$178 7% 4-9% growth from 2015 Headset Gross Margin ~30% ~30% - +400 basis points over 2015 EPS $(1.08)-$(1.12) $(1.87)-$(1.91) (72)% Based upon 48.6M shares Non-GAAP EPS4 $(0.45)-$(0.49) $(0.42)-$(0.46) 7% $(0.58) per share in 2015, excluding a tax valuation expense and goodwill impairment Adjusted EBITDA: Headsets $12.5+ $11.5-$13.5 2% ~5X increase over 2015 HyperSound Investment <$12 <$11 (8)% Modest reduction from 2015 reflecting cost management Consol. Adj. EBITDA $0.5-$2.5 $1-$3 100% $11M+ increase from 2015

N A S D A Q : H E A R Gaming Headsets

N A S D A Q : H E A R Dominant Gaming Audio Provider with Leading Market Share  #1 gaming headset provider for Xbox and PlayStation  Completely transitioned portfolio from old-gen (Xbox 360 & PlayStation 3) to new-gen (Xbox One & PlayStation 4) from 2013 to 2015  New-gen headset revenues up:  55% Q1-Q3 2016 YoY  35% Q3 2016 YoY  Xbox One (Q1-Q3 2016):  3 of the top 5 headsets  4 of the top five 3rd party headsets and the top selling 3rd party headset  PlayStation 4 (Q1-Q3 2016):  3 of the top 5 headsets  4 of the top five 3rd party headsets and the top selling 3rd party headset 7 1) Video Games POS Monthly Update, The NPD Group, Inc. (US data measured by revenue share). 2) Gfk/Gfk Chart-Track. 42% 2015 U.S. Gaming Headset Market Share1

N A S D A Q : H E A R 3.0 10.9 20.0 28.7 36.7 44.0 4.6 18.0 34.6 51.5 67.1 82.4 0M 20M 40M 60M 80M 100M 120M 2013 2014 2015 2016E 2017E 2018E Xbox One PS4 0M 10M 20M 30M 40M 50M 60M 70M 80M 90M 2013 2014 2015 2016E 2017E 2018E (# of consoles) New-Gen Console Growth 35M  82M 20M  44M Sources: DFC Intelligence Forecasts: Worldwide Console Forecast, October 2016. Cumulative Sales (Current  2018 est.) Platform Cumulative Console Sales (in millions)  Cumulative new-gen console sales totaled 55M as of 12/31/15  New-gen console sales are up over 56% vs. old-gen at same time in cycle  Over 25M new-gen consoles expected to be sold worldwide in 2016  New-gen cumulative console sales projected to exceed 125M worldwide in 2018 New-Gen: Xbox One, PS4 Old-Gen: Xbox360, PS3 8 Active Installed Base of Consoles (in millions) (# of consoles)

N A S D A Q : H E A R Retail ASP <$50 $50 - $99 $100 - $200 >$200 Console PS4 Xbox One PS4 Xbox One PS4 Xbox One PS4 Xbox One TOTAL¹ Recon 60P Recon 50P P4c Recon 50X Recon 30X Stealth 400 S350VR PX24 XO4 Stealth XO1 PX24 Stealth 520 Elite Pro Stealth 420X+ XO7 Pro Elite Pro Elite 800 Elite 800X 18 Sony Gold Wireless Platinum Wireless 2 Microsoft XB1 Chat XB1 Stereo 2 Astro A40+M80 A40 + MixAmp A50 A40 + MixAmp A50 5 PDP LVL 3 LVL 1 Afterglow BT LVL 3 LVL 1 AG 9+ LVL 5+ Sound of Justice AG 9+ LVL 5+ Sound of Justice 11 Mad Catz Kaiken Headcomm pro Kama Kama ARK100 ARK 100 ARK300 ARK300 8 We Cover All Key Price Points – More Than Any Competitor 9 1) Table reflects competitive data as of November 2016.

We Have Differentiated Technology…

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Advanced Chat

Chat technology like noise gate, chat boost, variable microphone monitor

Digital Signal Processing (DSP)

Game audio and chat presets that can be customized using a new mobile app

Bluetooth

Dual-pairing Bluetooth in most wireless headsets for chat, mobile gaming, audio calls and music streaming

Active Noise Cancellation

1st gaming headset to use noise cancellation for both inbound audio and outbound chat

DTS Headphone:X

1st gaming headsets with DTS 7.1 surround sound to provide incredibly accurate and immersive directional sound

Superhuman Hearing™

Provides a competitive advantage by making important, quiet sounds louder and easier to hear

10

N A S D A Q : H E A R Strong Retail Presence Great Partnerships 12,000+ Interactive Displays Sample retailers …And Strong Distribution 11 Product sales in over 40 countries with over 266,000 points of distribution Partnerships with industry leading brands Market leader in deploying interactive gaming headset displays

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Virtual Reality (VR) | PC Gaming | International

- VR market expected to reach $1B in 2016[1]
  - $700M in hardware sales, remainder in content
- According to SuperData Research, VR hardware market expected to reach $15.9B by 2020 (40% CAGR)[2]
- STEALTH 350VR, our first gaming headset designed for upcoming VR devices, launched in Oct 2016
  - *"If you're buying a headset to use with your virtual reality hardware, you won't find another headset on the market (yet) designed to physically accommodate the Rift, Vive and PSVR HMDs."* Tom's Hardware review (online reach of 20M)
  - *"It's nice to be able to have so much control over volume and bass on a per-game basis, while having a band that's easy to fit over the rather challenging design of the PlayStation VR."* Polygon review (online reach of 13M)

STEALTH 350VR


STEALTH
350VR

1) Deloitte. "Virtual reality (VR): a billion dollar niche."
2) VR Focus, March 10, 2016.

12

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Virtual Reality (VR) | **PC Gaming** | International

- PC gaming headsets market ~$400M market globally[1]
- Launched eight new SKUs in 2014 and 2015
- Launched PC gaming accessories via a partner in 2014 including:
  - Keyboards
  - Mice
  - Mouse pads
- PC gaming more popular than console gaming in markets like Germany, China and other parts of Asia[2]
- Leveraging expanded portfolio as a growth platform in Germany and China

Sample PC Products



1) The NPD Group, IDC and Company Estimates.
2) Newzoo 2015 Global Games Market Report Premium.

13

Headset Growth Opportunities

TURTLE BEACH CORPORATION NASDAQ: HEAR

Virtual Reality (VR) | PC Gaming | **International**

- China represents long-term growth opportunity for console and PC gaming headsets
  - 446M Chinese gamers[2]
  - China represents <2% of our annual revenues today
  - China has lifted video game console ban
  - Turtle Beach first-to-market with Xbox One gaming headsets, sales efforts begin 2016-2017 when console sales ramp
  - Initiate modest investment in 2016 to begin China growth efforts
  - Future investment in eSports Planned for first half of 2017
- Growth Plans and Expansion in LATAM
  - 209M estimated gamers[3]
  - Turtle Beach in 10 countries and 1400 stores

Chinese Games Market Sales Forecast[1]



All Other Game Segments
Computer Games
23% Total Growth
16% Growth
$18.1B
$22.2B
$5.0B
$7.0B
$13.1B
$15.2B
2014
2015

1) Newzoo 2015 Global Games Market Report Premium.
2) CGA, Newzoo China vs. US report Aug 2015.
3) Newzoo 2016 Global Games Market Report Premium.

14

HyperSound – A New Sound Delivery Mechanism

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- How does HyperSound technology work?
  - Thin panels produce directional audio within an ultrasound beam, masking ambient noise
- HyperSound Clear 500P™ TV audio solution improves the listening experience and speech intelligibility for individuals with mild to severe hearing loss
- HyperSound technology shown to be effective in commercial markets requiring directed sound (as demonstrated by national kiosk rollout at Best Buy)
- Future opportunities in consumer markets and licensing agreements

How HyperSound Clear 500P Works


Traditional Audio
HyperSound Audio Beams

16

Commercial Markets and New Glass Technology

TURTLE BEACH CORPORATION NASDAQ: HEAR

Commercial Retail Audio

- **Pre-defined sound zones** for in-store promotional, informational, beaconing and way-finding messages
  - Deployed in Nov 2014 to ~1,000 Best Buy stores in Activision Call of Duty® retail displays
- HyperSound/Kiosk pairing has shown a **28% sales increase** in a retail environment[1]
- Audio for **interactive kiosks and displays**
  - 20M digital signs currently in North America[2]
  - 2.5M self-service kiosks in 2015[2]



CALL·DUTY
CALL·DUTY
CALL·DUTY
CALL·DUTY

1) POPAI | HyperSound In-Store Research Report, Jun 2015.
2) BUNN Research, Jan 2014.

HyperSound Glass

- Fully working prototype of HyperSound Glass speakers has been unveiled
- Glass construction enables significant flexibility in size
- Future applications across many segments
- Fully working prototype of HyperSound Glass integrated into desktop monitors also revealed
- Creates immersive, surround sound audio



HYPERSOUND



TURTLE BEACH

Demos available at:
HyperSound Glass Demo
HyperSound Glass Integrated into Desktop Monitors

17

Evolving HyperSound to a License Model

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Potential licensing revenue streams include:

- Retail sales of HyperSound Clear™ 500P
  - Test pilot at major consumer electronics retailer in Chicago area is off to a positive start
- Alleviating Tinnitus symptoms
  - FDA 510(k) clearance for HyperSound tinnitus feature received Aug 2016
  - We are in discussions with multiple hearing healthcare providers
- Commercial retail display sales
  - Continues to generate consistent monthly sales with a solid pipeline of opportunities
- Licensing HyperSound Glass technology and other applications
  - We are in discussions with multiple potential licensees

HyperSound Clear 500P





18

N A S D A Q : H E A R 26 28 35 48 74 20 68 86 108 83 Jan 2013 Jan 2014 Jan 2015 Jan 2016 Nov 2016¹ Pending Issued  Headset innovations:  Audio processing  Gaming specific features  HyperSound innovations:  Emitter construction  Ultrasound and emitter electronics  Digital signal processing techniques 121 96 46 157 Strong & Growing Patent Portfolio 19 1) As of Nov 7, 2016. 156

N A S D A Q : H E A R Financial Summary

N A S D A Q : H E A R Balance Sheet Highlights  Revolver typically peaks in Q4 and lowest in Q1 after holiday receipts  In Feb 2016, raised $6.2M in net proceeds (over 50% purchased by insiders), stabilizing liquidity  $44.6M federal, $20.6M state net operating losses @ Dec 31, 2015 offset taxable income (not scheduled to expire until 2029) Key Stats 21 Sources: S&P Capital IQ, company filings. 1) As of September 30, 2016. 2) Includes SG VTB Holdings (Stripes Group LLC, a private equity fund and our largest shareholder) and trusts affiliated with Ron Doornink, the Company’s chairman of the board. 3) Non-callable, due in October 2030, and has 8% per annum PIK interest. Trading Data (@ Nov 17, 2016) Stock Price $1.61 Market Cap. (primary shares) $79.3M 52 Wk. Low/High $0.83/$2.59 Avg. Daily Vol. (3 mo) 316.3K Public Float¹ 46.8% Primary Shares¹ 49.2M SG VTB Holdings & Affiliates¹ 21.5M Retired Founders of Turtle Beach¹ 5.6M Options/Restricted Stock¹ 6.9M Warrants¹ 3.1M Fully Diluted Shares¹ 59.2M Capitalization @ 9-30-15 @ 9-30-16 Cash & Equivalents $3.1M $3.3M Debt Revolver (asset-based loan) $20.6M $26.3M Term Loans $21.4M $14.8M Subordinated Notes² $14.3M $18.8M Total Debt $56.3M $59.9M Series B - Preferred Stock³ $15.8M $17.1M

N A S D A Q : H E A R Headset Revenue Growth Revenue Growth Profile 22  New-gen sales up 24% from 2014 to 2015, up 41% in Q3-16 YoY  New-gen revenue expected to increase 27-31% in 2016²  Old-gen revenue expected to decline 71-77% in 2016²  Strong revenue growth supporting further gains in our #1 market share Note: Old-gen, new-gen revenue splits are approximations. 1) Strong dollar and rapid drop in old-gen significantly reduced revenues from 2014 to 2015. 2) Guidance updated and effective on Nov 10, 2016 2013 2014 2015¹ 2016E² New Gen Old Gen Other HyperSound $178M $186M $163M $170-178M

N A S D A Q : H E A R Headset Net Revenue¹ Headset Gross Margin¹ Headset Adj. EBITDA¹ ² 23 $162M $166M $173M $175M $174M Q4-15 Q1-16 Q2-16 Q3-16 Q4-16E³ 26.5% 26.6% 27.7% 28.9% 30.0% Q4-15 Q1-16 Q2-16 Q3-16 Q4-16E³ $2M $6M $8M $11M $12M Q4-15 Q1-16 Q2-16 Q3-16 Q4-16E³ 1) Excludes HyperSound allocation in Q4-16. 2) Please see appendix for a reconciliation of Adjusted EBITDA. 3) Guidance updated and effective on Nov 10, 2016. Midpoint of guidance where applicable. Strong Headset Growth Trailing 12-month data by quarter

N A S D A Q : H E A R Q4 2016 Outlook 24 Q4-16¹ YoY ∆2 Management Commentary Revenue $78-$86M 4% Holiday ‘16 units sold in somewhat earlier than in the past Gross Margin >29.1% Up vs. last year New-gen headsets carry higher gross margin, offset by HyperSound amortization Adj. EBITDA $13-15M 41% Prudent cost management in headsets and HyperSound EPS $0.13-$0.17 Q4-15 = $(1.09) $0.08 in Q4-15 excluding a $1.17 goodwill impairment charge 1) Guidance updated and effective on Nov 10, 2016. 2) Delta reflects midpoint of the outlook.

N A S D A Q : H E A R 1) Prior guidance as of Aug 8, 2016. 2) Guidance updated and effective on Nov 10, 2016. 3) Delta reflects midpoint of the outlook. 4) Excludes $1.30 for goodwill impairment and $0.15 for inventory reserve charges associated with the HyperSound restructuring. 2016 Outlook 25 ($ in millions) Prior¹ Revised² % ∆³ Management Commentary Revenue: New-Gen $154-$161 $157-$163 7% 27-31% growth from 2015 Old-Gen $8-$10 $7-$9 (11)% 71-77% decline from 2015 Other $5 $5 - Opportunity for international growth HyperSound $1-$2 $1 (83)% Slower than expected ramp, lower spend on sales & marketing Total Revenue $168-$178 $170-$178 7% 4-9% growth from 2015 Headset Gross Margin ~30% ~30% - +400 basis points over 2015 EPS $(1.08)-$(1.12) $(1.87)-$(1.91) (72)% Based upon 48.6M shares Non-GAAP EPS4 $(0.45)-$(0.49) $(0.42)-$(0.46) 7% $(0.58) per share in 2015, excluding a tax valuation expense and goodwill impairment Adjusted EBITDA: Headsets $12.5+ $11.5-$13.5 2% ~5X increase over 2015 HyperSound Investment <$12 <$11 (8)% Modest reduction from 2015 reflecting cost management Consol. Adj. EBITDA $0.5-$2.5 $1-$3 100% $11M+ increase from 2015

Key Takeaways

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Dominant market leader in console gaming headset market with technologically differentiated products
- Console market growing strongly post new platform launches late 2013
- Company now completed successful portfolio transition for new Xbox and PlayStation consoles
- New-gen headset transition and HyperSound licensing opportunity expected to meaningfully improve margins, profitability and cash flows
- VR, PC gaming and international expansion all provide meaningful headset growth opportunities





26

Contact Us

Investor Relations:

Cody Slach
Liolios
949.574.3860
HEAR@Liolios.com

Media Contact:

Maclean Marshall
Turtle Beach Corporation
858.914.5093
Maclean.Marshall@turtlebeach.com

COMPANY WEBSITES

www.turtlebeachcorp.com **www.turtlebeach.com** **www.hypersound.com**

27

Appendix

Experienced Management Team

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Juergen Stark
CEO

- COO of Motorola Mobility's mobile business
- 10 years as principal at McKinsey & Company



John Hanson
CFO

- EVP and CFO at Dialogic
- CFO at One Communications Corp



Rob Andris
SVP, Global Supply Chain & Ops

- VP, Global Supply Chain Operations, Hewlett Packard
- 20 year, supply chain management, IBM, Cisco, HP



Richard Kuvalik
CTO

- 15+ years in consumer audio
- Led peripheral products for PlayStation at Sony



Cris Keirn
SVP, Global Sales

- Led headset transition as VP of business planning & strategy
- 17 years with Motorola in product management, operations, quality and customer relations



Andrew Lilien
VP of Marketing

- 20+ years of brand, consumer and retail marketing experience
- Past experience at ESPN, Fleer Trading Cards and National Media Group



Scott Steele
SVP of Product Development

- 23 years of experience in technology product development
- Founded Green Edge Technologies and served for 2 years as its CEO



Megan Wynne
General Counsel

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm

29

Experienced Board of Directors

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Ron Doornink
Chairman

- Former Chairman and CEO of Activision Publishing (NASDAQ: ATVI)
- Operating partner of Stripes Group, LLC
- Founder and principal of Erasmus Equity Investments



Juergen Stark
CEO and Director

- COO of Motorola Mobility's mobile business
- 10 years as Principal at McKinsey & Company, Inc.
- MBA, Harvard Business School; B.S. Aerospace, University of Michigan



Ken Fox
Director

- Managing partner of Stripes Group, LLC
- Former Managing Director and co-founder of Internet Capital Group (NASDAQ: ICGE)
- Co-founder of A-10 Capital and Sentinel Fund



William Keitel
Director

- Former CFO of Qualcomm Incorporated (NASDAQ: QCOM)
- During his time at the company grew revenues from ~$800M to ~$25B
- Held senior financial roles at Nortel (OTC: NRTLQ) and Pepsico (NYSE: PEP)



Laureen DeBuono
Director

- Partner at leading CFO consulting services firm FLG Partners, LLC
- Former President and CEO of Coapt Systems, Inc.
- Former COO and CFO of hearing aid manufacturer ReSound Corp.



Dr. Andrew Wolfe, PhD
Director

- Founder and principal of Wolfe Consulting
- Former Chief Technology Officer for SONICblue, Inc.
- B.S.E.E. in Electrical Engineering and Computer Science, Johns Hopkins; Ph.D. in Computer Engineering, Carnegie Mellon

30

N A S D A Q : H E A R Adjusted EBITDA Reconciliation (Trailing 12 months) 31 $ in thousands Q4-15 Q1-16 Q2-16 Q3-16 Net Loss $ (17,201) $ (17,440) $ (17,341) $ (5,630) Interest 5,096 6,091 6,943 7,270 Depreciation & Amortization 6,374 5,865 5,443 4,959 Stock Compensation 5,347 5,197 4,228 3,982 Taxes 2,393 5,858 8,702 335 Restructuring Expense 399 280 96 269 Adjusted EBITDA $ 2,408 $ 5,851 $ 8,071 $ 11,185